                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

      / /    Preliminary Proxy Statement

      / /    Confidential, for Use of the  Commission Only (as permitted by Rule
14a-6(e)(2))

      /X/    Definitive Proxy Statement

      / /    Definitive Additional Materials

      / /    Soliciting Material Pursuant to ss. 240.14a-12

                             EVERLAST WORLDWIDE INC.
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                (Name of Registrant as Specified in Its Charter)

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      / /    Fee computed on table below per Exchange Act Rules
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             pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 4, 2004

          NOTICE IS HEREBY  GIVEN that the 2004 Annual  Meeting of  Stockholders
(the "Annual  Meeting") of Everlast  Worldwide Inc. (the "Company") will be held on Friday,  June 4, 2004 at 10:00 AM, local time, at The Kitano,  66 Park Avenue
(at 38th Street),  New York, New York 10016, in the Park Avenue Room on the 18th
floor, for the following purposes:

          1.   To elect nine  members of the Board of  Directors  to serve until the next Annual Meeting at which their successors will be elected and qualified.

          2.   To  ratify  the  selection  of  Berenson  LLP  as  the  Company's independent auditors.

          3.   To transact  such other  business as may properly come before the stockholders at the Annual Meeting and any adjournments thereof.

          The Board of  Directors  has fixed the close of  business on April 29,
2004 as the record date for the  determination of the Company's shares of common stock,  par value $.002 per share, and shares of Class A common stock, par value
$.01 per share,  entitled to notice of and to vote at the Annual  Meeting or any adjournment thereof.

                                         By Order of the Board of Directors

                                                   George Q Horowitz
                                         President and Chief Executive Officer

Dated:   May 5, 2004
         New York, New York

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO
SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST  CONVENIENCE TO ENSURE
THE  PRESENCE  OF A QUORUM  AT THE  ANNUAL  MEETING.  A  SELF-ADDRESSED  STAMPED
ENVELOPE IS ENCLOSED FOR THAT PURPOSE. IF YOU SEND IN YOUR PROXY AND THEN DECIDE
TO ATTEND THE ANNUAL MEETING TO VOTE YOUR STOCK IN PERSON,  YOU MAY STILL DO SO.
YOUR PROXY IS REVOCABLE AT YOUR REQUEST.

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                                 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

          This Proxy Statement is furnished in connection with the  solicitation of proxies by the Board of  Directors  (the  "Board of  Directors")  of Everlast
Worldwide  Inc.  (the  "Company")  to be  voted at the 2004  Annual  Meeting  of
Stockholders to be held on Friday,  June 4, 2004 at 10:00 AM, local time, at The
Kitano,  66 Park Avenue (at 38th Street),  New York, New York 10016, in the Park
Avenue Room on the 18th floor,  and at any  adjournments  thereof  (the  "Annual
Meeting") for the purposes set forth in the  accompanying  Notice of 2004 Annual
Meeting of Stockholders.

          The  approximate  date on which  the  enclosed  form of proxy and this
Proxy Statement are first being sent to stockholders is May 5, 2004.

          When a proxy is  returned  properly  signed,  the  shares  represented thereby  will be voted  by the  proxies  in  accordance  with the  stockholder's directions.  If the proxy is signed and  returned  without  choices  having been specified,  the shares will be voted for the  nominees of the Board of Directors as  directors  of the  Company  and for the  ratification  of the  selection  of
Berenson LLP as the Company's independent auditors. If for any reason any of the nominees of the Board of Directors shall become  unavailable  for election,  the proxies may use their discretionary  authority to vote for substitutes  proposed by the Board of Directors.

          A  stockholder  giving a proxy  has the power to revoke it at any time before it is voted by sending a written notice of revocation to the Secretary of the Company,  by sending a duly executed  later-dated  proxy, or by attending in person,  requesting  the return of the proxy at the Annual Meeting and voting in person.

          Only stockholders of record at the close of business on April 29, 2004
(the "Record Date") are entitled to notice of and to vote at the Annual Meeting.
As of the Record Date,  there were  outstanding  3,028,904  shares of the Common
Stock,  $.002 par value per share of the Company (the "Common  Stock") and there were 100,000  shares of the Company's  Class A Common Stock,  $.01 par value per share (the "Class A Stock").  Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to five votes at the Annual Meeting.

          The holders of a majority of the  outstanding  shares of Common  Stock and Class A Stock, combined,  whether present in person or represented by proxy, will constitute a quorum for each of the matters identified in the Notice of the
2004 Annual Meeting of  Stockholders.  Broker  "non-votes"  and the shares as to which a stockholder  abstains are included for purposes of determining whether a quorum is present at the  Annual  Meeting.  A broker  "non-vote"  occurs  when a nominee  holding  shares for a  beneficial  owner does not vote on a  particular proposal because the nominee does not have the  discretionary  voting power with respect  to that  item and has not  received  instructions  from the  beneficial owner.  Proxies marked as abstaining  with respect to the proposal to ratify the appointment of independent  auditors will have the effect of a vote against such proposal.

          A  plurality  of  votes  cast is  required  to elect  directors  and a majority  of the votes cast is required  to ratify the  appointment  of Berenson
LLP.  Broker  "non-votes"  and abstentions are not included in the tabulation of the  voting  results  on the  election  of  directors  and  ratification  of the independent  auditors,  and,  therefore,  do not  have  the  effect  of votes in opposition in such  tabulations.  Brokers that do not receive  instructions from the stockholders, however, are entitled to vote on the election of directors and the ratification of the independent auditors.

          The cost of solicitation  of proxies will be borne by the Company.  In addition  to the  solicitation  of  proxies  by use of the  mails,  some  of the officers,  directors  and  regular  employees  of  the  Company,  without  extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission.  The  Company  will  reimburse  record  holders  for  expenses  in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

NO APPRAISAL RIGHTS

Under the General Corporation Law of the State of Delaware,  stockholders of the
Company do not have  appraisal  rights in  connection  with any of the proposals upon which a vote is scheduled to be taken at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to the beneficial  ownership of the Company's  Common Stock and Class A Common Stock as
of April  28,  2004 for (i) each of the  Company's  directors,  (ii) each of the
Company's executive officers,  (iii) each stockholder known to be the beneficial owner of more than five percent of any class of the Company's voting securities, and (iv) all  directors  and  executive  officers as a group.  Unless  otherwise indicated, (i) each stockholder has sole voting power and dispositive power with respect to the indicated  shares and (ii) the address of each stockholder is c/o
Everlast Worldwide, Inc., 1350 Broadway, Suite 2300, New York, New York 10018.

                                                                   Beneficial Ownership Common and
                                                                         Class A Common (1)
                                                                                        Percentage of
          Name and Address of Beneficial Owner              Number (2)               Outstanding Stock(3)
          ------------------------------------              ----------               --------------------
          George Q Horowitz                               1,217,628(4)                           32.6%
          Ben Nadorf                                        455,700(5)                           14.6%
          James K. Anderson                                 116,112(6)                            3.7%
               4903 163rd Ave., N.E.
               Redmond, WA 98052
          Rita Cinque Kriss                                 127,700(7)                            4.0%

          Larry Kring                                        48,856(8)                            1.6%
               3265 126th Ave., N.E.
               Bellevue, WA 98005
          Edward R. Epstein                                  33,300(9)                            1.1%
                 915 Middle River Drive
                 Suite 419
                 Fort Lauderdale, FL 33304
          Wayne Nadorf                                        1,200(10)                              *

          Teddy Atlas                                             -                                  *
          James J. McGuire Jr.                               18,319                                  *
          Jeffrey M. Schwartz                                     -                                  *
          Mark Ackereizen                                     1,000                                  *
          Angelo Giusti                                      16,200(11)                              *

          Matthew Mark                                        8,500(12)                              *

          All directors and                               2,026,196                              53.0%
          executive officers as a group (13 persons)      (4)(5)(6)(7)(8)
                                                          (9)(10)(11)(12)
-----------------------------
*Less than one percent.

(1)  Under rules adopted by the Securities and Exchange Commission,  a person is deemed to be a beneficial  owner of  securities  with respect to which such person has or shares: (i) voting power, which includes the power to vote or direct the vote of the security,  or (ii) investment power,  which includes the power to  dispose  of or to direct  the  disposition  of the  security.
     Unless otherwise indicated below, the persons named in the table above have sole voting and  investment  power with respect to all shares  beneficially owned.

(2)  As of April 28, 2004,  there were  outstanding  3,028,904  shares of Common
     Stock and  100,000  shares of Class A Common  Stock.  The shares of Class A
     Common  Stock are entitled to five votes per share.  Thus,  while there are
     3,128,904 total shares outstanding (not including any unexercised options), the maximum number of votes that can be cast is 3,528,904.

(3)  Includes percentage attributed to 100,000 shares of Class A Common Stock.

(4)  Consists of (i) 512,628  shares of Common  Stock,  (ii)  100,000  shares of
     Class A Common Stock and (iii) 605,000 shares of Common Stock issuable upon exercise of options exercisable  currently or within 60 days, including (A)
     options to purchase  125,000  shares granted by the Company at the exercise price of $4.00 per share,  which expire  October 24,  2010,  (B) options to purchase  380,000  shares  granted by the Company at the exercise  price of
     $13.00 per share,  which expire  October 24, 2010,  (C) options to purchase
     15,000  shares  granted by the Company at the  exercise  price of $2.23 per share, which expire November 3, 2005, (D) options to purchase 25,000 shares at an exercise price of $2.23 per share,  which expire on November 7, 2006,
     (E) options to  purchase  20,000  shares at an exercise  price of $3.97 per share,  which expire March 22, 2009, (F) options to purchase  20,000 shares at an exercise  price of $2.23 per share,  which expire  December 31, 2009, and (G) options to purchase 20,000 shares at an exercise price of $3.06 per share,  which expire March 8, 2011. Mr. Horowitz has agreed not to vote the shares  underlying the options in (A) and (B) above, if exercised,  as long as there are at least $10 million of Series A Preferred Stock outstanding.

(5)  Includes 1,400 shares of Common Stock held by Sue Nadorf, the spouse of Mr.
     Ben Nadorf.

(6)  Consists of (i) 97,356  shares of Common Stock of which Mr.  Anderson  owns
     44,300  shares of Common Stock with his wife,  as joint  tenants,  and (ii)
     18,756 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including:

     (A)    839 shares @ $1.75 expiring December 31, 2004
     (B)    839 shares @ $3.00 expiring December 31, 2004
     (C)    839 shares @ $5.00 expiring December 31, 2004
     (D)    839 shares @ $6.25 expiring December 31, 2004
     (E)  2,600 shares @ $3.59 expiring January 2, 2005
     (F)  3,200 shares @ $9.38 expiring January 3, 2006
     (G)  3,200 shares @ $2.23 expiring January 2, 2007
     (H)  3,200 shares @ $2.05 expiring January 2, 2008
     (I)  2,133 shares @ $2.35 expiring January 2, 2009
     (J)  1,067 shares @ $3.83 expiring January 2, 2010

(7)  Consists of (i) 77,200  shares of Common  Stock and (ii)  50,500  shares of
     Common Stock  issuable  upon exercise of options  exercisable  currently or within 60 days  including  options to purchase (A) 10,500  shares of Common
     Stock at an exercise  price of $2.23 per share,  which  expire  November 3,
     2005,  (B) 15,000 shares of Common Stock at an exercise  price of $2.23 per share, which expire December 13, 2006, (C) 10,000 shares of Common Stock at an  exercise  price of $3.97 per share which  expire  March 22,  2009,  (D)
     10,000  shares of Common  Stock at an  exercise  price of $2.23 per  share, which expire  December 31, 2009, and (E) 5,000 shares of Common Stock at an exercise price of $3.06 per share, which expire March 8, 2011.

(8)  Consists of (i) 30,300  shares of Common  Stock and (ii)  18,556  shares of
     Common Stock issuable upon the exercise of options currently exercisable or within 60 days, including:

     (A)      839 shares @ $1.75 expiring December 31, 2004
     (B)      839 shares @ $3.00 expiring December 31, 2004
     (C)      839 shares @ $5.00 expiring December 31, 2004
     (D)      839 shares @ $6.25 expiring December 31, 2004
     (E)    2,600 shares @ $3.59 expiring January 2, 2005
     (F)    3,100 shares @ $9.38 expiring January 3, 2006
     (G)    3,100 shares @ $2.23 expiring January 2, 2007
     (H)    3,200 shares @ $2.05 expiring January 2, 2008
     (I)    2,133 shares @ $2.35 expiring January 2, 2009
     (J)    1,067 shares @ $3.83 expiring January 2, 2010

(9)  Consists of (i) 18,000  shares of Common  Stock and (ii)  15,300  shares of
     Common Stock  issuable  upon exercise of options  exercisable  currently or within 60 days,  including options to purchase,  (A) 2,700 shares of Common
     Stock at an exercise  price of $3.59,  which  expire  January 2, 2005,  (B)
     3,200  shares of Common Stock at an exercise  price of $9.38,  which expire
     January 3, 2006,  (C) 3,200 shares of Common Stock at an exercise  price of
     $2.23, which expire December 31, 2006, (D) options to purchase 3,100 shares of Common  Stock at an  exercise  price of $2.05 per  share,  which  expire
     January 2, 2008, (E) options to purchase 2,067 shares of Common Stock at an exercise  price of $2.35 per share,  which  expire  January 2, 2009 and (F)
     options to purchase  1,033 shares of Common  Stock at an exercise  price of
     $3.83 per share, which expire January 2, 2010

(10) Held jointly with Sue Nadorf, Mr. Wayne Nadorf's mother.

(11) Consists  of (i) 3,700  shares of Common  Stock and (ii)  12,500  shares of
     Common Stock  issuable  upon exercise of options  exercisable  currently or within 60 days,  including  options to purchase  (A) 2,500 shares of Common
     Stock at an  exercise  price of $2.094 per share,  which  expire on June 6,
     2008, (B) 2,500 shares of Common Stock at an exercise price of $3.97, which expire  March 22,  2009,  (C) 2,500  shares of Common  Stock at an exercise price of $2.23,  which expire December 31, 2009, and (D) 5,000 shares at an exercise price of $3.06 per share, which expire March 8, 2011.

(12) Consists of 8,500 shares of Common Stock  issuable upon exercise of options exercisable  currently  or within 60 days,  including  (A) 1,000  shares of
     Common  Stock at an exercise  price of $3.97,  which expire March 22, 2009,
     (B) 2,500  shares  of Common  Stock at an  exercise  price of $2.23,  which expire  December  31, 2009,  and (C) 5,000  shares at an exercise  price of
     $3.06 per share, which expire March 8, 2011.

CODE OF ETHICS

          Everlast  has  adopted  a Code  of  Ethics  for  Senior  Officers  and
Directors (the "Code")  effective  December 2003,  which applies to its board of directors,  chief executive  officer,  president,  principal  financial officer, principal accounting officer and persons performing similar functions. A copy of the Code can be found on Everlast's website (www.everlast.com). Everlast intends to disclose on its website the nature of any future amendments to and waivers of the Code that apply to the directors,  chief executive  officer,  the president, the principal  financial  officer,  the principal  accounting officer or persons performing similar functions.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

          Nine directors will be elected at the Annual Meeting each to serve for a one-year term until the 2005 Annual  Meeting of  Stockholders  and until their successors are elected and  qualified.  If no  instructions  to the contrary are indicated, proxies received by the Company will be voted for the election of the nine  nominees  to the Board of  Directors  listed  below.  All of the  nominees currently  serve as directors  of the Company.  The Company does not expect that any of the nominees will be unavailable  for election,  but if that should occur before the Annual  Meeting,  the proxies will be voted in favor of the remaining nominees and may also be voted for a substitute  nominee or nominees selected by the Board of Directors.

          The Board of  Directors  has approved  the  nomination  of each of the nominees for director listed below.

                Nominee              Age                 Director Since
                -------              ---                 --------------

          George Q Horowitz          53                      1992(1)
          James K. Anderson          66                      1992(1)(2)(3)(4)
          Larry Kring                62                      1993(2)(3)(4)
          Rita Cinque Kriss          37                      1994(3)
          Edward R. Epstein          63                      1996(2)(4)
          Teddy Atlas                47                         2004
          James McGuire Jr.          68                         2004
          Jeffrey Schwartz           44                         2004
          Mark Ackereizen            59                         2004

(1)  Member of the Executive Committee of the Board of Directors.
(2)  Member of the Compensation Committee of the Board of Directors.
(3)  Member of the Audit Committee of the Board of Directors.
(4)  Member of the Corporate Governance and Nominating Committee of the Board of
     Directors.

          The  members  of the  Board  of  Directors  appointed  Messrs.  Atlas,
McGuire,  Schwartz and Ackereizen to be directors of the Company effective April
2004,  to increase  the number of  independent  directors of the Company to six.
Messrs. Anderson,  Kring, Atlas, McGuire,  Schwartz and Ackereizen are deemed to be independent under NASDAQ Rule 4200 and with such our Board contain a majority of independent board members as required by NASDAQ Rule 4350.

          The table below lists the other  members of the Board of Directors who are  not up for  election  and  who  will  be  elected  by  the  holders  of the outstanding  Series A  Preferred  Stock,  $.001  par value of the  Company  (the
"Series  A  Preferred  Stock"),  for a term  to  expire  concurrently  with  the directors to be elected at the Annual Meeting.

             Name                Age            Director Since
             ----                ---            --------------

          Ben Nadorf             85                 2000
          Wayne Nadorf           29                 2000

          MR.  GEORGE Q  HOROWITZ  has been our  President  and Chief  Executive
Officer  ("CEO") and a director  since our  inception  and is our  founder.  Mr.
Horowitz was appointed Chairman of the Board of Directors in 1996. Mr. Horowitz,
formerly an educator,  entered the apparel  industry in 1976.  Mr.  Horowitz was employed by Golden Touch  Imports,  Inc.,  an apparel  company in New York City,

where he served as Vice  President of Operations  and was a shareholder  of that company.  The media  frequently  calls upon Mr. Horowitz for his views on issues pertaining to Everlast and the industry in general.  He has appeared on numerous television  talk shows,  such as CNBC's  "Squawk  Box" and "Market  Wrap," CNN's
"Business  Day" and  "Moneyline  News Hour with Lou Dobbs,"  Fox News  Channel's
"Cavuto  Business  Report," and "Sports  Business,"  among  others.  He has been included in the Sportstyle  magazine's "Top 100" most influential  people in the sporting  goods  industry.  He currently  serves on the Board of Trustees of the
Sporting Goods Manufacturers  Association.  In addition,  Mr. Horowitz is also a member of the International Radio and Television Society Foundation, Inc. He has
been a speaker for numerous  industry  events,  including the Women's Wear Daily
CEO Annual Summit and the Fashion Round Table.  Mr.  Horowitz serves as a member of the Benefit  Committee of Fashion and Media Leaders for the NOW Legal Defense
and Education  Fund. Mr.  Horowitz has been involved in various civic and sports related activities.  He is a member of the Three Miles of Men Honorary Committee for The Susan G. Komen Breast Cancer Foundation New York City Race for the Cure.
In July 2001, Mr. Horowitz was elected to the board of directors of the American
Heart Association. Mr. Horowitz is a substantial contributor to both the amateur and professional boxing community and has been honored with the following awards as a  result  of his  generosity:  2001  Rocky  Marciano/AAIB  Boxing  award  in appreciation  of his constant  effort to improve boxing and safety in the sport,
The Dr.  Theodore A. Atlas  Foundation's  Annual  Service  Award for his ongoing support  of the Atlas  Foundation,  and The Daily News  Corporate  Award for his
meritorious  service to amateur boxing. He has also served in various capacities as a leader and a mentor to the youth in his community.

          MR. JAMES K.  ANDERSON has been a director of the Company since August
1992 and was  Chairman  of the Board of  Directors  from  January  1994  through
December  1995.  Since January 1996, he has been  Vice-Chairman  of the Board of
Directors. Since July 1987, he has been a management consultant in restructuring businesses.  From 1981 to 1987, Mr.  Anderson served as the President of Pacific
First  Financial  Corp. and Pacific First Federal  Savings Bank and from 1984 to
1987,  Mr.  Anderson  served as the  Chairman  of the Board and Chief  Executive
Officer of each of the aforementioned  companies. Mr. Anderson has served on the
board  of  directors  of  numerous  businesses,   civic,  arts  and  educational
organizations  and is Chairman of the Whitman College Board of Overseers.  He is
currently a member of the Board of Directors  of Northwest  Hospital and Medical
Center,  a hospital  and  medical  center in Seattle,  Washington  and is on the
Governing Committee of the Washington State Hospital Association.  Additionally,
Mr.  Anderson is a director and the Chief  Executive  Officer of Adaptis Inc., a
business and technology outsourcing company serving the health care industry.

          MS.  RITA CINQUE  KRISS has been a director  of the Company  since May
1994.  Ms.  Cinque  Kriss has  served in  numerous  executive  positions  in the
Company,  including Vice President from October 2000 to December 2002, Executive
Vice President  from May 1994 to October 2000, and as Vice  President-Operations
from April 1993 to May 1994. Ms. Cinque Kriss has also served as a consultant to the Company in its operations  management  from August 1992 to April 1993.  From
November 1990 to August 1992, Ms. Cinque Kriss was the President of ITEW,  Ltd.,
an apparel industry  management  consulting company. In 1986, she was a founding member of Women in  International  Trade,  an  organization  created  to promote international trade, where she served as a director from January 1990 to January
1993.

          MR. LARRY KRING has been a director of the Company since January 1993.
From August 1993 to the present,  Mr.  Kring has been a Group Vice  President of
Esterline Technologies, a diversified  instrumentation,  equipment and component manufacturing  company  listed  on the New  York  Stock  Exchange,  where  he is responsible for, among other things,  accounting and financial reporting for his group.  From July 1978 to July  1993,  Mr.  Kring  was the  President  and Chief
Executive Officer of Heath Tecna Aerospace  Company,  a manufacturer of aircraft interior and aerospace components and a division of Ciba-Geigy Corporation.  Mr.

Kring also has a Master in Business  Administration and has previously served as a financial executive.

          MR.  EDWARD  R.  EPSTEIN  has been a  director  of the  Company  since
January,  1996. Mr. Epstein is a practicing attorney and is admitted to practice law in the States of New York and Florida.  He is an  experienced  litigator and has represented  clients in all aspects of the garment industry for more than 30 years. He is a member of the bar of the State of Florida, the State of New York,
and various United States District Courts and the United States Court of Appeals
for  the  Second  Circuit.  He is  also a  member  of the  New  York  State  Bar
Association.

          MR. BEN NADORF has been a director of the Company as well as President of Active Apparel New Corp.  since October 2000.  From 1958 to October 2000, Mr.
Nadorf  served  in  various  executive  positions  at  Everlast  World's  Boxing
Headquarters  Corp. He was its President  from 1995 to October 2000.  Mr. Nadorf was a majority stockholder of Everlast World's Boxing Headquarters Corp. when it was  acquired  by the  Company.  Mr. Ben Nadorf is also the father of Mr.  Wayne
Nadorf, another director of the Company.

          MR.  WAYNE NADORF has been a director of the Company and has served as
Vice President of product  Management of Everlast since October 2000.  From 1995 to October 2000, he has served in various sales positions with Everlast  World's
Boxing  Headquarters  Corp. In 1996, Mr. Nadorf  graduated from Rider University with a Bachelor of Science degree in Marketing. He is the son of Mr. Ben Nadorf, another director of the Company.

          MR.  TEDDY  ATLAS  has been  associated  with  boxing  and the  boxing industry  for well over 30 years as a  fighter,  trainer  and  television  color commentator.  Mr. Atlas is a 1976 Adirondack  Golden Gloves champion.  Mr. Atlas has trained championship  fighters for Cus D'Amato,  members of the 1980 Swedish
Olympic  Team,  Mike Tyson,  Barry  McGuigan,  Donnie  LaLonde and Simon  Brown.
Additionally,  Mr. Atlas has trained renowned dancer  choreographer  Twyla Tharp and other  Hollywood  stars for their roles in various  movies.  Mr.  Atlas does color  commentary  for fight shows on ESPN 2 "Friday Night Fights." In addition,
Mr. Atlas has done television  analysis for the 2000 Olympic Games boxing events and is scheduled  to do the same for the 2004  Olympics in Athens,  Greece.  Mr.
Atlas is involved in many  community  organizations,  including  the "The Doctor
Theodore A. Atlas Memorial  Foundation," a charity foundation for people in need which he runs.

          MR. JAMES J. MCGUIRE,  JR. is a practicing attorney and is admitted to practice law in New Jersey and the  Commonwealth  of Virginia.  Mr.  McGuire has
expertise in municipal and government  law and criminal law serving  various law firms in New  Jersey  since  1975,  with the last five  years  serving as a sole practitioner. In addition, Mr. McGuire served as Judge of the Municipal Court of the  Borough of  Shrewsbury,  New Jersey  from 1987 - 1991.  Mr.  McGuire has an exemplary  military  background and is a retired  Lieutenant Colonel in the U.S.
Army. He is the recipient of the Bronze Star Medal,  the Legion of Merit and the
Meritorious  Service Medal. Mr. McGuire has served on the board of directors for not-for-profit and educational  organizations and also currently participates in various community and civic activities.

          MR. JEFFREY M. SCHWARTZ has been a practicing attorney and is admitted to practice law in New York State as well as the United  States  Federal Court -
Southern  District  of New York and the United  States  Federal  Court - Eastern
District of New York.  Mr.  Schwartz  has  expertise in  commercial  litigation, personal injury litigation,  real estate,  trusts and estates serving in his own practice  since  1990.  Prior  to  this,  he was a  partner  in the law  firm of

Bernstein  and  Schwartz  from 1986 - 1990 and an  associate in the laws firm of
Reiter,  Sabellico  and Blutman  from  1984-1986.  He is a member of various bar
associations   including  the  New  York  State  Bar  Association  and  the  Bar
Association of the City of New York.

          MR. MARK  ACKEREIZEN is a partner in the CPA firm of Levine,  Neider &
Wohl where he has worked since August 2003. Prior to this, Mr.  Ackereizen was a partner in the CPA firm of Gettry,  Marcus,  Stern and Lehre. Mr. Ackereizen has
been  practicing in the field of accounting,  finance and taxation for 38 years.
Mr.  Ackereizen  is a member  of the  American  Institute  of  Certified  Public
Accountants.  He also belongs to the New York State Society of Certified  Public
Accountants  where he served as a member of the Apparel & Textile  Committee and was a member  of the  Cooperation  with  Commercial  Credit  Grantors  & Bankers
Committee.

MEETINGS

          The Board of  Directors,  met five (5) times  during the  fiscal  year ended December 31, 2003.  Messrs.  Horowitz,  Anderson,  Kring and Epstein,  Ms.
Cinque  Kriss and  Messrs.  Ben and Wayne  Nadorf  attended  at least 75% of the meetings.

EXECUTIVE SESSIONS

          Commencing in fiscal 2004,  the Board of Directors will have regularly scheduled meetings at which only independent  directors are present  ("executive sessions"), as required by NASD Rule 4350(c)(2).

PROCEDURES FOR CONTACTING DIRECTORS

          The Board of Directors has  established a process for  stockholders to send communications to the Board. Stockholders may communicate with the Board of
Directors  generally  or with a specific  director  at any time by  writing  to:
Angelo Giusti,  Secretary,  Everlast Worldwide Inc., 1350 Broadway,  Suite 2300,
New York,  New York 10018.  The  Secretary  reviews all messages  received,  and forwards  any  message  that  reasonably  appears to be a  communication  from a stockholder  about  a  matter  of  stockholder  interest  that is  intended  for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable  to the  director  to whom  they are  addressed,  or to the Board of
Directors  generally.  Because other appropriate  avenues of communication exist for  matters  that are not of  stockholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of  stockholder  interest  are not  forwarded  to the  Board of  Directors.  The
Secretary  has  the  right,  but not  the  obligation,  to  forward  such  other communications to appropriate channels within the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors has  established  four  standing  committees to assist  it in  carrying  out  its  responsibilities.  These  committees  are the
Executive  Committee,  the Corporate  Governance and Nominating  Committee,  the
Compensation Committee, and the Audit Committee.

          The  Executive   Committee  is  responsible  for  special  matters  as
determined  by the Board of  Directors  from time to time.  For the fiscal  year ended  December 31, 2003,  the members of the  Executive  Committee  were George
Horowitz,  Chairman,  and James Anderson. The Executive Committee met five times during the fiscal year ended  December 31, 2003.  Both members of the  Executive
Committee attended all meetings.

          The Corporate  Governance and Nominating Committee was formed in April
2004 through a board  resolution and is currently  comprised of James  Anderson,
Larry  Kring  and Ed  Epstein,  with Mr.  Epstein  acting  as  chairperson.  The
Corporate Governance and Nominating  Committee does not have a charter.  Messrs.
Kring and Anderson are independent,  as defined in Rule 4200 of the NASD listing standards.  Mr.  Epstein,  is not independent as defined,  yet provides,  in the opinion of the Board of Directors  because of Mr.  Epstein's work experience and knowledge of the corporate operations, external influences,  financial and legal affairs of the Company,  valuable  insight and analysis of the Company which the
Board  of  Directors  believes  is  to  the  benefit  of  the  Company  and  its stockholders in helping recommend and determine  individual members to the Board of Directors.  The Corporate  Governance and Nominating  Committee will commence meetings in fiscal 2004.

          The Corporate  Governance  and  Nominating  Committee's  purpose is to identify individuals qualified to serve on the Board of Directors,  recommend to the Board of Directors  persons to be nominated for election as directors at the annual meeting of the  stockholders or to be appointed by the Board of Directors to fill existing or newly created vacancies on the Board of Directors,  identify and recommend members of the Board of Directors to serve on each board committee and to serve as chairman  thereof,  and develop  and  recommend  to the Board of
Directors corporate governance  guidelines.  These activities have been outlined in a board  resolution.  In  evaluating  and  determining  whether to nominate a candidate for a position on the Board of Directors, the Corporate Governance and
Nominating  Committee  will consider  candidates  who possess high  professional ethics  and  values,  relevant  management  and/or  industry  experience  and  a commitment to enhancing  stockholder  value. The Company regularly  assesses the size of the Board of  Directors,  whether any  vacancies are expected due to new corporate  governance  requirements,  retirements  or otherwise and the need for particular  expertise  on the  Board of  Directors.  Candidates  may come to the attention of the Corporate  Governance  and  Nominating  Committee  from current members of the Board of Directors, stockholders,  officers or other persons. The
Corporate  Governance and Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

          Stockholders  wishing  to  nominate a  director  candidate  prior to a stockholders  meeting  must give  written  notice to Angelo  Giusti,  Secretary,
Everlast  Worldwide Inc.,  1350 Broadway,  Suite 2300, New York, New York 10018,
either by personal  delivery or by United  States  mail,  postage  prepaid.  The stockholder's  notice must be received by the Secretary not later than the close of business on the 120th  calendar  day prior to the date on which notice of the prior year's annual meeting was first mailed to stockholders.  The stockholder's written  notice to the Secretary  shall set forth (a) as to each person whom the stockholder  proposes to nominate for election or  reelection  as a director all information  relating  to  such  person  that is  required  to be  disclosed  in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities  Exchange Act of 1934, as amended,  including such person's written consent to being named in the proxy statement  as a nominee and to serving as a director  if elected;  and (b) as to the  stockholder  giving the notice and the beneficial  owner,  if any, on whose behalf the nomination is made (i) the name and address of such  stockholder,  as they appear on the Company's books, and of such beneficial owner, (ii) the class and number of shares of the Company which are owned  beneficially  and of record by such stockholder and such beneficial  owner and (iii) a  representation  that the  stockholder  is a holder of record of shares of the  Company and intends to appear in person or by proxy at the meeting to propose such business

                                       10

          The  Compensation  Committee  recommends  to the  Board  of  Directors remuneration  for the  President,  Chief  Executive  Officer  and other  elected officers.  It also grants stock options,  administers the Company's stock option plans, and approves and administers other compensation plans or agreements.  For the  fiscal  year ended  December  31,  2003,  the  members of the  Compensation
Committee  were James  Anderson,  Chairman,  Larry  Kring,  and Edward  Epstein.
Messrs. Kring and Anderson are independent,  as defined in Rule 4200 of the NASD listing standards.  Mr. Epstein, is not independent as defined, yet provides, in the opinion of the Board of Directors  because of Mr.  Epstein's work experience and knowledge of the corporate  operations,  external influences,  financial and legal affairs of the Company, valuable insight and analysis of the Company which the  Board of  Directors  believes  is to the  benefit  of the  Company  and its stockholders  in helping  recommend  and  determine  executive  officers and key employees compensation and benefits to the Board. The Compensation Committee met five times during the fiscal year ended  December  31, 2003.  All members of the
Compensation  Committee  attended  at least  four  meetings.  See  "Compensation
Committee Report on Executive Compensation."

          The Audit Committee  reviews the Company's  financial  statements.  It then makes  recommendations to the Board of Directors concerning the accuracy of such  statements  and whether or not they  should be  included in the  Company's annual  report.  It also  reviews  filings  with  the  Securities  and  Exchange
Commission  containing  the Company's  financial  statements.  Additionally,  it reviews  the  qualifications  of  and  makes  recommendations  to the  Board  of
Directors  not  only  concerning  the  selection  of the  Company's  independent auditors but also the nature and scope of additional professional services to be provided by such auditors.  As part of its duties, the Audit Committee serves as an  independent  and  objective  monitor  of the  performance  of the  Company's financial  reporting  processes and systems of internal control.  For the fiscal year ended  December 31,  2003,  the members of the Audit  Committee  were Larry
Kring,  Chairman,  James  Anderson  and Rita  Cinque  Kriss.  Messrs.  Kring and
Anderson are independent, as defined in Rule 4200 of the NASD listing standards.
Ms. Kriss, a former employee of the Company,  is not independent,  yet provides, in the  opinion of the Board of  Directors  because of Ms.  Cinque  Kriss'  work experience and knowledge of the operations of the Company,  valuable insight and analysis of the  accounting  and financial  performance of the Company which the
Board  of  Directors  believes  is  to  the  benefit  of  the  Company  and  its stockholders.  The Board of  Directors  has  designated  Mr. Kring as the "Audit
Committee  Financial Expert" (as such term is defined in Items 401(h)(2) and (3)
of Regulation  S-K) because of his exposure to accounting and financial  matters in his other  professional  endeavors.  The Audit  Committee  is  governed  by a written Audit Committee  Charter  approved by the Board of Directors.  The Audit
Committee reviews and reassesses the adequacy of its charter in an annual basis.
A copy of this Charter is included in Appendix A. The Audit  Committee  met four times during the fiscal year ended  December 31, 2003.  All members of the Audit
Committee attended at least 75% of the Audit Committee meetings.

AUDIT COMMITTEE REPORT

          Our audit committee is comprised of three directors,  two of which are independent,  and operates  under a written  charter.  A copy of the amended and restated audit committee  charter,  which becomes  effective  following our 2004 meeting of  stockholders,  is attached as Annex A to this Proxy  Statement.  The audit  committee,  in its oversight  role over (1) our financial  accounting and reporting process, (2) our system of internal controls established by management and (3) the external audit process,  has met with management and our independent auditors.  Discussions  about our  audited  financial  statements  included  our independent  auditor's judgments about the quality,  not just the acceptability, of our  accounting  principles  and  underlying  estimates used in our financial statements,  as well as other  matters,  as  required by  Statement  on Auditing
Standards No. 61,  Communication with Audit Committees ("SAS 61"), as amended by
Statement on Auditing Standards No. 90, Audit Committee  Communications,  and by
our  Audit  Committee  Charter.  In  conjunction  with the  specific  activities performed by the audit  committee in its oversight role, it issued the following report:

                                       11

          1.  The  audit  committee  has  reviewed  and  discussed  the  audited financial  statements  as of and for the year ended  December  31, 2003 with our management.

          2. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61.

          3. The audit committee has received from the independent  accountants, required by Independence Standards Board Standard No.1, Independence Discussions
with Audit Committee, (i) a written disclosure, indicating all relationships, if any,  between the independent  auditor and its related  entities and the company and  its  related  entities  which,  in  the  auditor's  professional  judgment, reasonably  may be thought  to bear on the  auditor's  independence,  and (ii) a letter  from  the  independent  auditor  confirming  that,  in its  professional judgment,  it is  independent  of the  company;  and  the  audit  committee  has discussed with the auditor the auditor's independence from the company.

          Based on the review and  discussions  referred  to in  paragraphs  (1)
through (3) above,  the audit  committee  recommended to the Board of Directors, and the board has  approved,  that the audited  financial  statements  should be included in our Annual  Report on Form 10-K for the fiscal  year ended  December
31, 2003 for filing with the Securities and Exchange Commission

                                                          AUDIT COMMITTEE
                                                          Larry Kring
                                                          James Anderson
                                                          Rita Cinque Kriss

COMPENSATION OF DIRECTORS

          Effective  as of January 1, 1995,  directors  of the  Company  who are neither officers nor employees of the Company receive options to purchase shares of Common Stock  pursuant to the  Company's  1995  Non-Employee  Director  Stock
Option Plan (the "Directors'  Plan") as part of their  compensation for services as directors of the Company.  The Directors' Plan provides for annual  automatic grants on the first working day of the fiscal year of options to purchase  3,000 shares of Common Stock to each such  director  serving at the time of the grant.
The Chairman and  Secretary of the Board of Directors and the  chairperson  of a committee of the Board of Directors  also receive an automatic  grant of options to purchase an additional 200 shares of Common Stock,  provided he or she is not an officer  nor an employee of the  Company.  Each member of a committee  of the
Board  of  Directors,  provided  that he or she is  neither  an  officer  nor an employee of the Company, also receives an automatic grant of options to purchase an additional  100 shares of Common Stock.  The exercise price per share for all such  options is the fair market value of the shares of Common Stock on the date of grant. The term of each option is seven years from the date of grant, and the options  vest in  three  equal  installments  on the  first,  second  and  third anniversaries of the date of grant.

          Additionally,  effective as of January 1, 1998,  each  director of the
Company who is neither an officer  nor an  employee  of the Company  receives an annual  fee of  $6,000,  one-fourth  of such  amount  payable at the end of each quarter. For the fiscal year ended December 31, 2003, Messrs. James K. Anderson,
Edward R. Epstein,  and Larry Kring each received a total of $6,000.  Ms. Cinque
Kriss received $4,500. Directors also receive reimbursement of expenses incurred by them in  performing  their duties and in  attending  meetings of the Board of
Directors,   provided  that  such  expenses  are  reasonable  and  evidenced  by appropriate documentation.

                                       12

                                   MANAGEMENT

OTHER EXECUTIVE OFFICERS

               Name                Age              Position Held
               ----                ---              -------------

          Angelo Giusti            53         Secretary & Senior Vice-
                                              President of Operations

          Matthew Mark             63         Chief Financial Officer

          MR.  ANGELO  GIUSTI has been  Secretary  and Senior Vice  President of
Operations of the Company since October 2000. From June 1997 to October 2000, he served as Vice President of Operations of the Company. Mr. Giusti also served as a director of the Company  from January  1997 to October  2000.  From 1984 until
June 1997,  Mr. Giusti was  President of Universal  Business  Forms,  a printing company in New York City. From 1978 to 1984, Mr. Giusti was Sales Manager in New
York for  Uarco,  a national  printing  company.  Mr.  Giusti has served on many community  boards. He was a New York City Public School teacher and has remained active  in  local  education  and in  youth  sports  activities.  He is a former
President of the Holmdel Pop Warner Football League in New Jersey.

          MR. MATTHEW MARK has been Chief Financial Officer of the Company since
October 2000.  From May 1998 to October 2000, he was  Controller of the Company.
From June 1997 to May 1998,  Mr. Mark served as the  Controller of WHK,  Inc., a private label manufacturer of apparel. From January 1988 to April 1997, Mr. Mark served as the  Controller  and  Assistant  Treasurer  of Cygne  Designs  Inc., a
private  label  manufacturer  of apparel.  Additionally,  Mr. Mark has also held various  financial  executive  positions  with Cluett  Peabody,  Inc., a diverse apparel manufacturer, from October 1978 to January 1988.

                             EXECUTIVE COMPENSATION

          The   following   Summary   Compensation   Table  sets  forth  certain
information  concerning total annual compensation paid to George Q Horowitz, the
Company's President,  Chief Executive Officer and Treasurer,  Angelo Giusti, the
Company's  Secretary and Senior Vice President of Operations,  and Matthew Mark,
the   Company's   Chief   Financial   Officer  and  Chief   Accounting   Officer
(collectively,  the "Named Executive  Officers"),  for services  rendered in all capacities by them to the Company  during fiscal years ended  December 31, 2003,
2002, and 2001.

                                       13

SUMMARY COMPENSATION TABLE

                                             Annual Compensation
                                             -------------------

         Name and                                                 Other Annual   All Other   Securities
        Principal                                                 Compensation   Compensation Underlying
       Positions(1)              Year   Salary ($) Bonus($)            ($)          ($)       Options (#)
       -----------               ----   ---------- --------       ------------   ------------ -----------
George Horowitz                  2003   $398,673   $157,132(2)    $55,766(3)     $1,596(6)          0
(Chairman, President, Chief      2002    372,611    154,216(2)     52,684(4)      1,651             0
Executive Officer & Treasurer)   2001    345,600    158,620(2)     52,918(5)      1,389        20,000

Angelo Giusti                    2003    173,269     18,000             0             0             0
(Secretary & Senior Vice         2002    158,846      7,500             0             0             0
President of Operations)         2001    143,846      7,500             0             0         5,000

Matthew Mark                     2003    129,423     12,500        12,556(7)          0             0
(Chief Financial Officer &       2002    124,231      5,000        11,848(8)          0             0
Chief Accounting Officer)        2001    118,692      5,000             0             0         5,000

(1)  Other than George Q Horowitz,  Angelo Giusti and Matthew Mark,  the Company
     had no other  executive  officer to whom it paid more than  $100,000  to in total salary and bonuses for fiscal year ended December 31, 2003.

(2)  Consists  of  annual  bonus  paid  pursuant  to Mr.  Horowitz's  employment agreement.

(3)  Consists of (i) $32,000  paid to a trust  account  pursuant to the Deferred
     Compensation  Plan  adopted by the Board of  Directors on December 17, 1999 and (ii) an  aggregate  of $23,766  paid by the  Company,  on behalf of Mr.
     Horowitz,   in  fiscal  year  2003  in  connection  with  automobile  lease installment  payments  ($17,564),  related insurance  premiums ($1,556) and parking expenses ($4,646).

(4)  Consists of (i) $32,000  paid to a trust  account  pursuant to the Deferred
     Compensation  Plan  adopted by the Board of  Directors on December 17, 1999 and (ii) an  aggregate  of $20,684  paid by the  Company,  on behalf of Mr.
     Horowitz,   in  fiscal  year  2002  in  connection  with  automobile  lease installment  payments  ($15,515),  related  insurance  premiums  ($729) and parking expenses ($4,440).

(5)  Consists of (i) $32,000  paid to a trust  account  pursuant to the Deferred
     Compensation  Plan  adopted by the Board of  Directors on December 17, 1999 and (ii) an  aggregate  of $20,918  paid by the  Company,  on behalf of Mr.
     Horowitz,   in  fiscal  year  2001  in  connection  with  automobile  lease installment  payments  ($15,515),  related insurance  premiums ($1,035) and parking expenses ($4,368).

                                       14

(6)  Represents  premiums  paid by the Company in fiscal years 2003,  2002,  and
     2001 on term life insurance policies for the benefit of Mr. Horowitz.

(7)  Consists of an aggregate  of $12,556 paid by the Company,  on behalf of Mr.
     Mark, in fiscal year 2003 in connection with automobile  lease  installment payments ($8,988) and related insurance premiums ($3,568).

(8)  Consists of an aggregate  of $11,848 paid by the Company,  on behalf of Mr.
     Mark, in fiscal year 2002 in connection with automobile  lease  installment payments ($9,298) and related insurance premiums ($2,550).

LONG-TERM INCENTIVE AND PENSION PLANS

          The Company  currently has no long-term  incentive or defined  pension plans.  The Company  offers all employees a 401(k)  savings plan that allows the employees to voluntarily  defer a certain  portion of their income before taxes.
The Company pays all the administrative fees for the plan.

OPTION GRANTS IN LAST FISCAL YEAR

          The Company  did not grant any  options to  purchase  shares of Common
Stock during the fiscal year 2003.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

          No stock options were exercised by the Named Executive Officers during the year ended December 31, 2003 except for Angelo Giusti,  who exercised  3,000 options at an option price of $2.23.  Mr.  Giusti did not sell these shares upon
exercise.   The  following  table  sets  forth  certain  information   regarding
unexercised options held by each of the Named Executive Officers at December 31,
2003.

                           Number of Securities
                          Underlying Unexercised        Value of Unexercised
                            Options Held at             In-The-Money Options at
                           December 31, 2003            December 31, 2003($)(1)
      Name           Exercisable  Unexercisable     Exercisable  Unexercisable
      ----           -----------  -------------     -----------  -------------

George Horowitz         605,000        -              $43,200        -
Angelo Giusti            12,500        -                3,950        -
Matthew Mark              8,500        -                1,800        -

(1)  Represents  the total gain that would be realized  if all the  in-the-money options held at December 31, 2003 were exercised, determined by multiplying the number of shares  underlying the options by the difference  between the per share option  exercise price and the closing sale price of Common Stock of $2.95 per share as reported on the NASDAQ  SmallCap  Market for December
     31,  2003.  An  option  is  in-the-money  if the fair  market  value of the underlying shares exceeds the exercise price of the option.

                                       15

DISCLOSURE OF EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to our compensation plans as of December 31, 2003.

  Plan Category               Number of securities to       Weighted-average          Number of securities remaining
                                be issued upon             exercise price of           available for future issuance
                              exercise of outstanding     outstanding options,           under equity compensation
                              options, warrants and       warrants and rights           plans (excluding securities
                                    rights (a)                                              reflected in column (a))
--------------------------------------------------------------------------------------------------------------------
Equity compensation                 555,500                      10.03                                 431,900
plans approved by
security holders

Equity compensation                 325,111                       3.80                                       -
plans not approved
by security holders

Total                               880,611                       7.73                                 431,900

EMPLOYMENT CONTRACTS

          GEORGE Q HOROWITZ - The Company  and George Q Horowitz  are parties to an employment agreement, dated as of January 1, 2000 (the "Agreement"), pursuant to which Mr. Horowitz will serve as the President and Chief Executive Officer of the Company through December 31, 2005 (the "Term"). Mr. Horowitz's annual salary shall  initially be $320,000  (the "Base  Salary") and shall be  considered  for increase by the Board of Directors. In addition to the Base Salary, Mr. Horowitz is entitled to an annual cash bonus (the "Cash  Bonus")  based upon certain "net sales" and "before tax profits"  targets.  Under the Agreement,  Mr. Horowitz is also  entitled  to receive a monthly  automobile  allowance,  reimbursement  for parking  expenses,  health  and  medical  insurance,  and  participation  in any retirement,  life and  disability  insurance,  dental  insurance  and any bonus, incentive or profit-sharing plans which the Company makes available from time to time to its executives. The Company has also agreed to include Mr. Horowitz as a named insured in any director or officer liability  insurance policy the Company maintains  on the same basis as is made  available  to the  directors  and other executive  officers  of the  Company.  The  Agreement  generally  restricts  Mr.
Horowitz from disclosing  certain  confidential  information during the Term and for a period of one year following the Term, and further  restricts Mr. Horowitz from competing with the Company for a period of one year following the Term. The
Agreement may be terminated by Mr.  Horowitz for "good reason" or by the Company
"for cause". If the Agreement is terminated by the Company "for cause" or in the event of the resignation by Mr. Horowitz  without "good reason," the obligations of the Company  under the  Agreement  will  terminate  (except  with  respect to certain  indemnification  provisions).  In  the  event  of  termination  of  the
Agreement by reason of Mr.  Horowitz's  death, his estate is entitled to receive the pro-rata  amount of the Cash Bonus as of the time of his death at the end of the same fiscal year. If Mr. Horowitz's employment is terminated due to a Change of Control  (as  defined in the  Agreement),  he will be  entitled to a lump sum payment of 2.99 times the sum of the Base  Salary,  Cash Bonus and  benefits and payment for expenses  incurred as a result of such  termination and any deferred compensation,  including  but not  limited  to  deferred  bonuses  allocated  or credited to Mr. Horowitz as of the date of his termination.

                                       16

COMPENSATION  COMMITTEE  INTERLOCKS AND INSIDER  PARTICIPATION  IN  COMPENSATION
DECISIONS / CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Edward  R.  Epstein,   a  Director  and  member  of  the  Compensation
Committee,  was paid an aggregate of $228,520 for legal  services for the fiscal year ending December 31, 2003. Other than a verbal retainer agreement to provide for legal  services,  Mr.  Epstein has no other  contract or agreement  with the
Company and serves as an independent contractor of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          GENERAL

          The  Compensation  Committee  determines the cash and other  incentive compensation,  if any, to be paid to the  Company's  executive  officers and key employees.  Messrs.  James  Anderson,  Larry Kring and Edward  Epstein  serve as members  of the  Compensation  Committee.  The  Compensation  Committee  is also responsible  for the  administration  and  award  of  stock  options  under  the
Company's  1995  Non-Employee  Director  Stock Option Plan and the 2000 Employee
Incentive Stock Option Plan. All three members of the Compensation Committee are non-employee  directors  of the  Company,  as  defined  under  Rule 16b-3 of the
Securities Exchange Act of 1934, as amended.  Mr. Anderson serves as Chairman of the Compensation  Committee.  The Compensation  Committee met fives times during the fiscal year ended December 31, 2003.

          COMPENSATION PHILOSOPHY

          The Compensation  Committee's executive compensation  philosophy is to base  management's  pay, in part, on  achievement  of the  Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.  The  Compensation  Committee  also  believes that the potential for equity  ownership  by  management  is  beneficial  in  aligning  management  and stockholders' interests in the enhancement of stockholder value. The Company has not  established a policy with regard to Section 162(m) of the Internal  Revenue
Code of 1986, as amended.

          SALARIES

          Base  salaries for the  Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other comparable  companies.  Base salary compensation of executive officers is reviewed annually by the Compensation Committee, and recommendations of the  Compensation  Committee  in that  regard  are acted upon by the Board of
Directors.   Annual  salary   adjustments   are  determined  by  evaluating  the
competitive  marketplace;  the  performance  of the  Company  which  includes in descending  level  of  importance,  operating  income  of the  Company  and cash management,  production  efficiency and quality of products;  the performance of the  executive;  the length of the  executive's  service to the  Company and any increased  responsibilities  assumed by the executive. The Company places itself between the low and medium levels in determining  salaries compared to the other comparable holding companies of industrial businesses.

          INCENTIVE COMPENSATION

          The Company from time to time  considers the payment of  discretionary bonuses to its executive officers. Bonuses would be determined,  first, upon the level of  achievement  by the Company of its strategic and operating  goals and, second, upon the level of personal achievement by participants.  The achievement

                                       17

of goals by the Company  includes,  among other things,  the  performance of the
Company as measured by return on assets and the operating income of the Company, production efficiency and quality of products. The achievement of personal goals includes  the  actual  performance  of the unit of the  Company  for  which  the executive  officer has  responsibility  as  compared to the planned  performance thereof,  the level of cost savings  achieved by such executive  officer,  other individual  contributions,  the ability to manage and motivate employees and the achievement  of assigned  projects.  Bonuses are  determined  annually after the close of each fiscal year.  Despite  achievement of personal goals,  bonuses may not be given based upon the performance of the Company as a whole.

          STOCK OPTION AND OTHER PLANS

          It is the philosophy of the Compensation  Committee that stock options should be awarded to  employees  of the Company to promote  long-term  interests between such employees and the Company's stockholders through an equity interest in the Company and assist in the retention of such employees.  The  Compensation
Committee also considered the amount and terms of options  previously granted to executive officers. The Compensation Committee believes the potential for equity ownership by management is beneficial in aligning management's and stockholders'
interest in the  enhancement  of stockholder  value and to provide  incentive to executive officers to contribute to corporate growth and profitability.

                                              COMPENSATION COMMITTEE

                                              James K. Anderson
                                              Larry Kring
                                              Edward Epstein

COMMON STOCK PERFORMANCE GRAPH

          The following graph compares,  for each of the fiscal years indicated, the yearly  percentage  change in the  Company's  cumulative  total  stockholder return on the Company's  Common Stock with the cumulative total return of a) the
NASDAQ Market Index, a broad equity market index, and b) Coredata Group Index, a peer group index for the apparel industry.

                                       18

                            1998      1999    2000    2001    2002     2003
EVERLAST WORLDWIDE INC.    100.00    28.46    23.46   28.92   44.92    36.31
COREDATA GROUP INDEX       100.00    90.74    90.98   93.54   92.44   118.47
NASDAQ MARKET INDEX        100.00   176.37   110.86   88.37   61.64    92.68

          There can be no assurance  that the Common  Stock's  performance  will continue with the same or similar trends depicted in the graph above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

          Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended, requires  the  Company's  directors  and  executive  officers,  and  persons who beneficially  own more than ten percent of the Company's  Common Stock,  to file reports of ownership of Common Stock and other equity  securities of the Company with the  Securities  and  Exchange  Commission  (the  "Commission").  Officers,
directors  and more than ten percent  stockholders  are  required by  Commission regulation  to furnish the Company with copies of all Section 16(a) reports they file. To the Company's  knowledge,  based solely on review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2003, all required  Section 16(a) filings by our  directors,  officers and  beneficial owners of 5% of our  outstanding  stock were timely complied with except for the
Form 4 for each of Messrs. Anderson and Giusti dated December 31, 2003 was filed on January 7, 2004.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES

              PROPOSAL 2 -- RATIFICATION OF THE COMPANY'S AUDITORS

          The Board of Directors has selected  Berenson LLP  ("Berenson") as the
Company's  independent  auditors  for the fiscal year ending  December 31, 2004.

                                       19

Stockholder   ratification  of  the  selection  of  Berenson  as  the  Company's independent  accountants is not required by the Company's  By-laws or otherwise.
However,  as was true for the 2003 Annual Meeting of Stockholders  (at which the stockholders  ratified  the  selection of  Berenson),  the Board of Directors is submitting the selection of Berenson to the  stockholders  for ratification as a matter of good  corporate  practice.  If the  stockholders  fail to  ratify  the selection,  the Audit  Committee  and the  Board of  Directors  will  reconsider whether or not to retain the services of Berenson.

          The Audit  Committee  reviews  and  approves  the audit and  non-audit services to be provided by our independent  auditors during the year,  considers the effect that performing  those services might have on audit  independence and approves  management's  engagement of our independent  auditors to perform those services.  The  Audit  Committee  reserves  the  right to  appoint  a  different independent accounting firm at any time during the year even if the selection of
Berenson is ratified,  if the Board of Directors and the Audit Committee believe that the change is in the best interest of the Company and its stockholders.

          Berenson was originally engaged as the Company's  independent auditors in May 1995.  Berenson has audited the Company's  financial  statements  for the fiscal years ended December 31, 1995 through December 31, 2003. A representative of Berenson will be present at the Annual  Meeting,  will have an opportunity to make a  statement  if he desires to do so, and will be  available  to respond to questions.

          For its fiscal 2003 and 2002 services, we paid Berenson LLP total fees of $248,825 and $205,113, respectively comprised of:

          AUDIT FEES - Berenson  billed the Company  $149,681  for  professional services  rendered  for  the  audit  of  the  Company's  consolidated  financial statements  for  fiscal  year ended  December  31,  2003,  and for the review of interim  financial  statements  during the fiscal year ended  December  31, 2003 which are included in the Company's quarterly reports on Form 10-Q.

          FINANCIAL   INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES  -
Berenson  did not perform any  services  for the  Company  related to  financial information systems design and implementation  during fiscal year ended December
31, 2003.

          ALL  OTHER  FEES -  Berenson  billed  the  Company  $99,144  for other professional  services  rendered,  primarily due to tax  compliance and advisory
services  and  other  advisory  services  including   licensing  audits  on  our
licensees.

          The Audit  Committee has considered  whether the provision by Berenson of the services covered by the fees other than the audit fees is compatible with maintaining  Berenson's  independence  and has determined that it is compatible.
All audit and non-audit  services to be performed by the  Company's  independent accountant must be approved in advance by the Audit Committee.

REQUIRED VOTE

          The  approval of the  proposal to ratify the  appointment  of Berenson requires the affirmative vote of a majority of the votes cast.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF BERENSON & COMPANY LLP

                                       20

                              STOCKHOLDER PROPOSALS

          Stockholder  proposals  made in  accordance  with Rule 14a-8 under the
Securities  Exchange Act of 1934, as amended and intended to be presented at the
Company's 2005 Annual Meeting of Stockholders must be received by the Company at its  principal  office in New York,  New York no later than  January 5, 2005 for inclusion in the proxy statement for that meeting.

                                  OTHER MATTERS

          The Board of  Directors  does not intend to  present  and has not been informed that any other person  intends to present any matters for action at the
Meeting other than those  specifically  referred to in this proxy statement.  If any other matters  properly come before the Annual Meeting,  it is intended that the holders of the proxies will act in respect  thereof in accordance with their best judgment.

                                       21

          A copy of the Company's Form 10-K  containing the Company's  financial statements for the year ending  December 31, 2003, as filed with the Commission, was included as part of the  Company's  Annual Report to  Stockholders  which is being furnished  along with this Proxy Statement to all beneficial  stockholders or  stockholders  of record as of the Record Date.  For further  copies,  please contact:  Secretary,  EVERLAST  WORLDWIDE INC.,  1350 Broadway,  Suite 2300, New
York, New York 10018.

May 5, 2004

                                By Order of the Board of Directors

                                George Q Horowitz
                                President and Chief Executive Officer

                             EVERLAST WORLDWIDE INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2004 ANNUAL MEETING OF STOCKHOLDERS

                                  June 4, 2004

          The undersigned hereby appoints Messrs. George Q Horowitz and James K.
Anderson,  and each of them,  as  proxies,  each with the power to  appoint  his substitute,  and authorizes each of them to represent and to vote, as designated on the reverse  hereof,  all of the shares of common stock,  par value $.002 per share,  of  Everlast  Worldwide  Inc.  (the  "Company")  held of  record  by the undersigned  at the  close of  business  on April  29,  2004 at the 2004  Annual
Meeting of Stockholders of the Company to be held on Friday,  June 4, 2004 at 10
AM, local time, at The Kitano, 66 Park Avenue (38th Street),  New York, New York
10016, in the Park Avenue Room on the 18th floor, or at any adjournment thereof, on the matters  described in the Notice of 2004 Annual  Meeting of  Stockholders
and Proxy  Statement  and upon such other  business as may properly  come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

       (CONTINUED , AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

                                      PROXY
THIS PROXY WILL BE VOTED AS DIRECTED,  OR IF NO DIRECTION IS INDICATED,  WILL BE
VOTED "FOR" THE  PROPOSALS.  THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF
DIRECTORS

Please mark your vote like this /X/

1.   ELECTION OF NINE DIRECTORS:

    (TO WITHHOLD  AUTHORITY TO VOTE FOR ANY  INDIVIDUAL  NOMINEE,  STRIKE A LINE
    THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW)

    George Q Horowitz, James K. Anderson, Rita Cinque Kriss, Larry Kring, Edward
    R. Epstein,  Teddy Atlas, James J. McGuire Jr., Jeffrey M. Schwartz and Mark
    Ackereizen

                 FOR    / /            WITHHOLD AUTHORITY  / /

2.   RATIFICATION OF THE  APPOINTMENT OF BERENSON LLP AS THE COMPANY'S  AUDITORS
     FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

                 FOR    / /            AGAINST  / /          ABSTAIN   / /

3.   In their  discretion,  the proxies are  authorized  to vote upon such other business as may properly come before the meeting.

SIGNATURE                         SIGNATURE IF HELD JOINTLY
------------------------------                              --------------------

DATE:
      -----------

     NOTE:  Please  sign  exactly as set forth  herein.  When shares are held by joint  owners,  both  should  sign.  When  signing as  attorney,  executor, administrator,  trustee  or  guardian,  please  give  title as  such.  If a corporation,  please  sign in full  corporate  name by  President  or other authorized  officer.  If a  partnership,  please  sign  in  partnership  by authorized person.

                                                                      APPENDIX A

                            EVERLAST WORLDWIDE, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

The Board of  Directors  of  Everlast  Worldwide,  Inc.  (the  "Company")  shall designate  annually,  based  upon  the  recommendation  of  the  Nominating  and
Governance  Committee,  an Audit Committee comprised of three or more Directors, who may be removed by the Board of Directors in its  discretion.  Each member of the Audit  Committee  shall  be, as  determined  and  disclosed  by the Board of
Directors,  (1)  "independent"  as determined  in accordance  with the rules and regulations  of the Nasdaq Stock  Market,  Inc.  ("Nasdaq"),  and, if determined applicable by the Board of Directors,  the New York Stock  Exchange (the "NYSE")
and (2) able to read and understand fundamental financial statements,  including a company's  balance  sheet,  income  statement,  and cash flow  statement.  One
Director  who is not  independent,  as defined,  or is not a current  officer or employee of the Company,  may be appointed to the Audit  Committee if the board, under  exceptional and limited  circumstances  determines that membership of the committee is required by the best interests of the company and its shareholders, and the board discloses,  in the next annual proxy statement  subsequent to such
determination   the  nature  of  the  relationships  and  the  reasons  for  the determination.  Additionally,  at least one member of the Audit  Committee shall have  accounting  or related  financial  management  expertise and qualify as an
"audit  committee   financial  expert,"  as  defined  in  applicable  rules  and regulations of the Securities and Exchange  Commission (the "SEC").  The members of the Audit  Committee  shall comply with and satisfy the rules and regulations of the SEC, applicable  securities laws, the rules and regulations of the Nasdaq and NYSE, if applicable,  and all other applicable laws, rules, and regulations.
The Audit Committee shall report regularly to the Board of Directors.

A Chairman  of the Audit  Committee  shall be elected  annually  by the Board of
Directors  based  upon  the  recommendation  of the  Nominating  and  Governance
Committee.

PURPOSE

The primary  purpose of the Audit Committee is to assist the Board of Directors'
oversight of (1) the integrity of the Company's  financial  statements,  (2) the independent auditor's  qualifications,  independence,  and performance,  (3) the performance  of the  Company's  internal  controls and  procedures,  and (4) the
Company's compliance with legal and regulatory requirements. The Audit Committee shall also  function  as the  Company's  qualified  legal  compliance  committee
("QLCC"), as defined under applicable SEC rules and regulations.

The Audit Committee shall prepare an Audit Committee  report, as required by the rules and  regulations of the SEC, to be included in the Company's  annual proxy statement.

While the Audit  Committee  recognizes the importance of its role, it is not the responsibility  of the Audit Committee to plan or conduct  audits,  to determine that the Company's  financial  statements are in all material respects complete,
accurate,   and  prepared  in  accordance  with  generally  accepted  accounting principles ("GAAP"), or to certify the Company's financial statements. These are the  responsibilities of management and the independent  auditor. It is also not the responsibility of the Audit Committee to guarantee the independent auditor's report.  The Audit  Committee  shall assist the Board of Directors in overseeing management's  fulfillment  of its  responsibilities  in the financial  reporting process of the Company.  The Audit Committee also shall be directly  responsible
for  the   oversight   of  the   independent   auditor's   fulfillment   of  its
responsibilities in the financial reporting process of the Company.

MEETINGS

The Audit Committee shall meet at least four times each year, or more frequently as it deems necessary or appropriate to carry out its  responsibilities and may, in its sole discretion,  form and delegate authority to subcommittees (comprised only of  Audit  Committee  members)  in  furtherance  of such  responsibilities.
Meetings  of the Audit  Committee  shall be called by the  Chairman of the Audit
Committee,  the  Chairman  of the Board of  Directors,  or the  Chief  Executive
Officer of the Company.  All such meetings shall be held pursuant to the By-Laws of the Company with regard to notice and waiver thereof,  and written minutes of each such  meeting  shall be duly filed in the  Company's  records.  In order to foster open  communications,  the Audit Committee shall meet  periodically  with senior  management,  the person  responsible for the Company's internal controls and procedures,  and the  independent  auditor in separate  private  sessions to discuss  any  matters  that the  Audit  Committee  or any such  persons  believe appropriate  and may also ask members of  management  or others to attend  Audit
Committee meetings and provide pertinent information as necessary.

RELATIONSHIP WITH INDEPENDENT AUDITORS

The Audit  Committee  shall have the sole  authority  to  appoint,  retain,  and terminate the Company's independent auditor,  which shall report directly to the
Audit  Committee.  The Audit  Committee  shall be directly  responsible  for the evaluation,  compensation (including as to fees and terms), and oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the independent  auditor regarding  financial  reporting)
for the purpose of  preparing or issuing an audit  report or related  work.  All related fees and costs of the  independent  auditor,  as determined by the Audit
Committee,  shall be paid promptly by the Company in accordance  with its normal business  practices.  All auditing  services and  permitted  non-audit  services performed for the Company by the  independent  auditor shall be  pre-approved by the Audit Committee  subject to applicable laws,  rules,  and  regulations.  The
Audit  Committee may form and delegate to a subcommittee  the authority to grant pre-approvals  with  respect to auditing  services  and  permitted  non-auditing services,  provided that any such grant of pre-approval shall be reported to the full Audit Committee at its next meeting.

The Audit  Committee  shall  receive from the  independent  accountants a formal
written  statement   delineating  all  relationships   between  the  independent
accountants  and the  Company,  consistent  with  Independence  Standards  Board
Standard 1. The Audit  Committee  shall  actively  engage in a dialogue with the independent  accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

POWERS AND RESPONSIBILITIES

A.   OVERSIGHT OF THE COMPANY'S FINANCIAL STATEMENTS AND DISCLOSURE PRACTICES

The Audit Committee shall:

     1)   Discuss with  management  and the  independent  auditor the  Company's
          annual   audited   financial   statements,   including  the  Company's
          disclosures  made  under  "Management's  Discussion  and  Analysis  of
          Financial  Condition and Results of Operations,"  and recommend to the
          Board of Directors whether such audited financial statements should be included in the Company's annual report on Form 10-K.

     2)   Discuss with  management  and the  independent  auditor the  Company's quarterly financial  statements,  including the Company's  disclosures
          made  under   "Management's   Discussion  and  Analysis  of  Financial
          Condition and Results of Operations."

     3)   Review the  Company's  disclosure  controls and  procedures,  internal
          controls   and   procedures   for   financial   reporting,   and   the
          certifications  required  to be made by any  officer of the Company in each of the Company's quarterly reports on Form 10-Q and the Company's annual report on Form 10-K (the "Periodic Reports").

     4)   Prepare the annual report referred to under "Purpose" above.

     5)   Review all reports from the independent auditor pursuant to applicable laws, rules and regulations concerning:

     a)   all critical accounting policies and practices to be used;

     b)   all alternative  treatments of financial  information within generally
          accepted   accounting   principles   that  have  been  discussed  with
          management,  ramifications of the use of such alternative  disclosures and  treatments,  and  the  treatment  preferred  by  the  independent auditor; and

     c)   other material written  communications between the independent auditor
          and  management,   such  as  any  management  letter  or  schedule  of
          unadjusted differences.

     6)   Discuss with the  independent  auditor  certain matters related to the conduct of the audit  pursuant to Statement of Auditing  Standards No.
          61, as amended, including any:

     a)   problems or difficulties encountered by the independent auditor in the course of the audit work;

     b)   restrictions on the scope of the independent  auditor's  activities or access to information;

     c)   significant disagreements with management;

     d)   communications  between the independent  auditing team and such team's
          national  office  with  respect  to  auditing  or  accounting   issues
          presented by the engagement;

     e)   accounting  adjustments noted or proposed by the independent  auditor, but not adopted by the Company; and

     f)   management or internal  control letter issued or proposed to be issued by the independent auditor and the Company's response to that letter.

     7)   Discuss  generally  with  management  the types of  information  to be disclosed  and  presentations  to  be  made  in  connection  with  the
          Company's  (a)  issuance of earnings  press  releases  (including  the
          Company's  use  of  "pro  forma"  or  "adjusted"   non-GAAP  financial
          information)  and (b)  disclosure of financial  information,  earnings releases,  and earnings guidance to analysts and rating agencies.  The
          Audit  Committee need not discuss in advance each earnings  release or each instance in which the Company may provide earnings guidance.

     8)   Discuss  the  Company's  policies  and  guidelines  which  govern  the
          Company's  risk  assessment  and risk  management  efforts  as well as discuss the Company's  major  financial  risk  exposures and the steps management has taken to monitor and control such exposures.

     9)   Review and discuss with management and the independent  auditor, as it deems necessary or appropriate:

          a)   major  issues  regarding  accounting   principles  and  financial
               statement presentations, including any significant changes in the
               Company's  selection or  application  of  accounting  principles, major  issues  as to  the  adequacy  of  the  Company's  internal controls,  and any  special  audit  steps  adopted  in  light  of material control deficiencies;

          b)   analyses  prepared by management  and/or the independent  auditor
               setting  forth   significant   financial   reporting  issues  and
               judgments  made  in  connection   with  the  preparation  of  the
               financial  statements,  including  analyses  of  the  effects  of alternative GAAP methods on the Company's  financial  statements;
               and

          c)   the effect of regulatory and accounting  initiatives,  as well as
               off-balance   sheet  structures,   on  the  Company's   financial
               statements.

     10)  Review  disclosures made to the Audit Committee by the Company's Chief
          Executive   Officer  and  Chief   Financial   Officer   during   there
          certification  process for the Periodic  Reports about any significant deficiencies  in the  design or  operation  of  internal  controls  or material  weaknesses  therein and any fraud  involving  management  or other employees who have a significant role in the Company's  internal controls

B.   OVERSIGHT OF THE COMPANY'S INDEPENDENT AUDITOR

The Audit Committee shall:

1) Obtain and review a report from the independent auditor on at least an annual basis describing:

     a)   the internal quality-control procedures of such independent auditor;

     b)   any material  issues raised by the  independent  auditor's most recent internal  quality-control review or peer review and any steps taken to deal with such issues;

     c)   any  material  issues  raised  by  any  inquiry  or  investigation  by governmental  or professional  authorities,  within the preceding five years,  with respect to one or more independent  audits carried out by the  independent  auditor and any steps taken to address  such issues;
          and

     d)   all relationships between the independent auditor and the Company.

2) Evaluate the qualifications, performance, and independence of the independent auditor  and report  such  conclusions  to the Board of  Directors,  taking into account:

     a)   the foregoing report;

     b)   discussion  with  the  independent  auditor  regarding  any  disclosed relationship  with or services provided to the Company that may impact the objectivity and independence of the independent auditor;

     c)   the services provided by the independent auditor; and

     d)   the opinions of management and the Company's internal auditors.

3)  Evaluate  the  lead  (or   coordinating)   audit  partner   having   primary
responsibility for the audit, taking into account the opinions of management and the Company's internal auditors.

4) Ensure the  required  rotation of the lead (or  coordinating)  audit  partner having primary  responsibility  for the audit and the audit partner  responsible for reviewing the independent  audit,  and consider whether it is appropriate or necessary, in order to assure continuing  independence,  to rotate the Company's independent auditor on a regular basis.

5) Take, or recommend  that the full Board take,  appropriate  action to oversee the independence of the independent auditor.

6) Recommend  policies to the Board of Directors  with respect to the employment of current and former  employees of the independent  auditor who were engaged on the Company's account.

7) Review and discuss with management and the  independent  auditor the proposed plan and overall scope of the Company's annual audit.

C. OVERSIGHT OF THE COMPANY'S COMPLIANCE WITH LEGAL AND REGULATORY REQUIREMENTS

The Audit Committee shall:

1)  Obtain  assurance  from  the  independent  auditor  that the  Company  is in compliance with the provisions of Section 10A of the Securities  Exchange Act of
1934, as amended.

2) Review with  management  and the  independent  auditor the Company's  Code of
Business Conduct and Ethics (the "Code of Conduct"),  which prohibits  unethical or illegal  activities by the Company's  directors,  officers and employees,  as well as review the actions taken to monitor compliance with the Code of Conduct.

3) Review with management,  the independent  auditor,  and the Company's counsel any legal, regulatory, and environmental matters that may have a material impact on the Company's financial statements or accounting policies.

4) Review and approve all related-party transactions.

5) Review and assess on an annual basis the compliance with all applicable laws,
rules,  and  regulations,   including  those  of  the  SEC,  Nasdaq,  and  NYSE,
specifically  applicable to the  composition and  responsibilities  of the Audit
Committee.

6)  Establish  procedures  for (1)  the  receipt,  retention  and  treatment  of complaints  received by the Company regarding  accounting,  internal  accounting controls or auditing matters and (2) the confidential,  anonymous  submission by employees  of the  Company of  concerns  regarding  questionable  accounting  or auditing matters.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

The  Audit  Committee,  in its  capacity  as a  QLCC,  shall  establish  written
procedures  for  the  privileged  and  confidential  receipt,   retention,   and
consideration of reports to the QLCC by the Company's  internal legal officer or any other attorney  representing the Company of evidence of a material violation of the securities laws, breaches of fiduciary duties, or similar violations.

ADDITIONAL POWERS AND RESPONSIBILITIES

The Audit  Committee  shall have the  authority to engage and obtain  advice and assistance  from  independent or outside legal counsel,  accountants,  and other advisors as it determines is necessary or  appropriate  to carry out its duties.
All  related  fees and  costs  of such  advisors,  as  determined  by the  Audit
Committee,  shall be paid promptly by the Company in accordance  with its normal business practices.

Determine appropriate funding to be provided by the Company without seeking the approval of the Board of Directors or the Company for (a) compensation of the independent auditors, (b) compensation of any advisers retained by the Audit
Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.

The Audit Committee shall, on an annual basis, review and reassess the adequacy of this Charter and conduct an evaluation of the Audit Committee's own performance during such past year.

The Audit Committee shall perform such other activities as the Audit Committee or the Board of Directors may from time to time deem necessary or appropriate.

Effectiveness

This Audit Committee charter amends and restates the Company's existing Audit
Committee charter and becomes effective as of the date of the Company's 2004 meeting of stockholders.